Mar-2002                            1998-A                                Page 1

                                                                    EXHIBIT 99.9

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                          CC MASTER CREDIT CARD TRUST II
                (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                          $2,668,455,029.71
Beginning of the Month Finance Charge Receivables:                     $  148,493,762.13
Beginning of the Month Discounted Receivables:                         $            0.00
Beginning of the Month Total Receivables:                              $2,816,948,791.84

Removed Principal Receivables:                                         $            0.00
Removed Finance Charge Receivables:                                    $            0.00
Removed Total Receivables:                                             $            0.00

Additional Principal Receivables:                                      $            0.00
Additional Finance Charge Receivables:                                 $            0.00
Additional Total Receivables:                                          $            0.00

Discounted Receivables Generated this Period:                          $            0.00

End of the Month Principal Receivables:                                $2,606,203,699.74
End of the Month Finance Charge Receivables:                           $  137,951,283.81
End of the Month Discounted Receivables:                               $            0.00
End of the Month Total Receivables:                                    $2,744,154,983.55

Special Funding Account Balance                                        $            0.00
Aggregate Invested Amount (all Master Trust II Series)                 $1,850,000,000.00
End of the Month Transferor Amount                                     $  756,203,699.74
End of the Month Transferor Percentage                                            29.02%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                             $   64,466,687.15
     60-89 Days Delinquent                                             $   43,292,727.91
     90+ Days Delinquent                                               $   88,922,141.59

     Total 30+ Days Delinquent                                         $  196,681,556.65
     Delinquent Percentage                                                         7.17%

Defaulted Accounts During the Month                                    $   19,508,763.94
Annualized Default Percentage                                                      8.77%

Mar-2002                            1998-A                                Page 2

Principal Collections                                                  $331,496,950.79
Principal Payment Rate                                                          12.42%

Total Payment Rate                                                              13.44%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                                   $370,500,000.00
     Class B Initial Invested Amount                                   $ 57,000,000.00
     Class C Initial Invested Amount                                   $ 47,500,000.00
                                                                ----------------------
INITIAL INVESTED AMOUNT                                                $475,000,000.00

     Class A Invested Amount                                           $468,000,000.00
     Class B Invested Amount                                           $ 72,000,000.00
     Class C Invested Amount                                           $ 60,000,000.00
                                                                ----------------------
INVESTED AMOUNT                                                        $600,000,000.00

     Class A Adjusted Invested Amount                                  $468,000,000.00
     Class B Adjusted Invested Amount                                  $ 72,000,000.00
     Class C Adjusted Invested Amount                                  $ 60,000,000.00
                                                                ----------------------
ADJUSTED INVESTED AMOUNT                                               $600,000,000.00

PREFUNDED AMOUNT                                                       $          0.00

FLOATING ALLOCATION PERCENTAGE                                                  22.48%
PRINCIPAL ALLOCATION PERCENTAGE                                                 22.48%

     Class A Principal Allocation Percentage                                    78.00%
     Class B Principal Allocation Percentage                                    12.00%
     Class C Principal Allocation Percentage                                    10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                       $74,536,826.80

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                          $10,614,030.68

MONTHLY SERVICING FEE                                                  $   750,000.00

INVESTOR DEFAULT AMOUNT                                                $ 4,386,530.12

Mar-2002                            1998-A                                Page 3

CLASS A AVAILABLE FUNDS
-----------------------
CLASS A FLOATING ALLOCATION PERCENTAGE                                        78.00%

     Class A Finance Charge Collections                                $8,863,943.96
     Other Amounts                                                     $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                          $8,863,943.96

     Class A Monthly Interest                                          $  826,150.00
     Class A Servicing Fee                                             $  585,000.00
     Class A Investor Default Amount                                   $3,421,493.50

TOTAL CLASS A EXCESS SPREAD                                            $4,031,300.46

CLASS A REQUIRED AMOUNT                                                $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                        12.00%

     Class B Finance Charge Collections                                $1,363,683.67
     Other Amounts                                                     $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                          $1,363,683.67

     Class B Monthly Interest                                          $  142,600.00
     Class B Servicing Fee                                             $   90,000.00

TOTAL CLASS B EXCESS SPREAD                                            $1,131,083.67
CLASS B INVESTOR DEFAULT AMOUNT                                        $  526,383.61
CLASS B REQUIRED AMOUNT                                                $  526,383.61

CLASS C FLOATING ALLOCATION PERCENTAGE                                        10.00%

CLASS C MONTHLY SERVICING FEE                                          $   75,000.00

Mar-2002                            1998-A                                Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                    $6,223,787.18

     Excess Spread Applied to Class A Required Amount                  $        0.00

     Excess Spread Applied to Class A Investor Charge Offs             $        0.00

     Excess Spread Applied to Class B Required Amount                  $  526,383.61

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                   $        0.00

     Excess Spread Applied to Class C Required Amount                  $  588,486.34

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                   $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee              $  125,000.00

     Excess Spread Applied to Cash Collateral Account                  $        0.00

     Excess Spread Applied to Spread Account                           $        0.00

     Excess Spread Applied to Reserve Account                          $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                         $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                          $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                $4,983,917.23

Mar-2002                            1998-A                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                             $15,504,466.54

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                          $         0.00

     Excess Finance Charge Collections applied to
     Class A Required Amount                                           $         0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                      $         0.00

     Excess Finance Charge Collections applied to
     Class B Required Amount                                           $         0.00

     Excess Finance Charge Collections applied to
     Reductions of Class B Invested Amount                             $         0.00

     Excess Finance Charge Collections applied to
     Class C Required Amount                                           $         0.00

     Excess Finance Charge Collections applied to
     Reductions of Class C Invested Amount                             $         0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                       $         0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                      $         0.00

     Excess Finance Charge Collections applied to
     other amounts owed to Spread Account
     Residual Interest Holders                                         $         0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                                  4.16%
     Base Rate (Prior Month)                                                    4.11%
     Base Rate (Two Months Ago)                                                 4.09%
                                                                           ----------
THREE MONTH AVERAGE BASE RATE                                                   4.12%

         Portfolio Yield (Current Month)                                       13.96%
         Portfolio Yield (Prior Month)                                         10.80%
         Portfolio Yield (Two Months Ago)                                      12.81%
                                                                           ----------
THREE MONTH AVERAGE PORTFOLIO YIELD                                            12.52%

Mar-2002                            1998-A                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                            $74,536,826.80

INVESTOR DEFAULT AMOUNT                                                $ 4,386,530.12

REALLOCATED PRINCIPAL COLLECTIONS
     Allocable to Class C Interests                                    $         0.00
     Allocable to Class B Certficates                                  $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                0.00

CLASS A SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                                    $         0.00
     Deficit Controlled Accumulation Amount                            $         0.00
CONTROLLED DEPOSIT AMOUNT                                              $         0.00

CLASS B SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                                    $         0.00
     Deficit Controlled Accumulation Amount                            $         0.00
CONTROLLED DEPOSIT AMOUNT                                              $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                      $78,923,356.92

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                           $         0.00
CLASS B INVESTOR CHARGE OFFS                                           $         0.00
CLASS C INVESTOR CHARGE OFFS                                           $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                 $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                 $         0.00

CASH COLLATERAL ACCOUNT
     Required Cash Collateral Amount                                   $18,000,000.00
     Available Cash Collateral Amount                                  $18,000,000.00

TOTAL DRAW AMOUNT                                                      $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                        $         0.00

                                    First USA Bank, National Association
                                    as Servicer

                                    By:     /s/ Tracie H. Klein
                                           -------------------------
                                           Tracie H. Klein
                                           First Vice President